UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 29, 2011
 The Empire Sports & Entertainment Holdings Co.
(exact name of registrant as specified in its charter)

Nevada	333-171925	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Green Street Suite 403 New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-6193

(Former name or former address, if changed since last report)

[Missing Graphic Reference]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.               Termination of a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 5.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2011, The Empire Sports & Entertainment Holdings Co. (the “Company”) and the Company’s wholly-owned subsidiary, The Empire Sports & Entertainment, Co. entered into a Separation Agreement and General Release (the “Agreement”) with Gregory D. Cohen who resigned from the Company as its President, Chief Operating Officer and as a member of its board of directors..

Pursuant to the Agreement, Mr. Cohen is required to deliver 900,000 shares of the Company’s common stock which he currently owns for cancellation by the Company and sell 1,200,000 shares of the Company’s common stock to one or more purchasers who are accredited investors on the closing date (the “Closing”).  At the Closing the proceeds from the sale are to be distributed for payment of various fees and obligations outstanding, and $115,000 to Mr. Cohen upon the satisfaction of the conditions to Closing in the Agreement.  In addition, Mr. Cohen’s employment agreement shall be terminated and the parties will exchange releases.

In addition, at the Closing, the Company and Mr. Cohen have agreed to: (i) assignments of certain boxing promotional rights agreements (subject to any required consents or approvals), and (ii) various profit sharing agreements with respect to certain of the boxing promotional rights agreements under which Mr. Cohen may elect to continue as the promoter of the boxers named therein.

At the Closing, Mr. Cohen’s employment agreement shall be deemed terminated and all further rights therein, whether or not vested, will be cease. In accordance with the Agreement, the Company shall continue to pay for Mr. Cohen’s health benefits for a period of 12 months.

Item 8.01                Other Information

On March 30, 2011, the Company issued a press release announcing Mr. Cohen’s departure from the Company. . The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit
Number	Description
99.1	Press Release dated March 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2011

The Empire Sports & Entertainment Holdings Co.

By:	/s/ Sheldon Finkel
Sheldon Finkel
Chief Executive Officer

EXHIBIT INDEX
Exhibit
Number	Description
10.1	Press Release dated March 30, 2011